Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LAUNCH TWO ACQUISITION CORP. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Jay McEntee , Chief Executive Officer of the Company and Chairman of the board of directors of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 18, 2024

/s/ Jay McEntee
Jay McEntee
Chief Executive Officer and Chairman of the Board of Directors
(Principal Executive Officer)